Exhibit 99.2

FOR RELEASE: 01/31/06
MEDIA CONTACT: Sheila Odom, 402.458.2329
INVESTOR CONTACT: Cheryl Watson, 317.469.2064

NELNET, INC. SUPPLEMENTAL FINANCIAL INFORMATION FOR THE FOURTH QUARTER 2005

The following supplemental information should be read in connection with the fourth-quarter 2005 earnings press release of Nelnet, Inc. (the "Company"), dated January 31, 2006.

Statements in this supplemental financial information release, which refer to expectations as to future developments, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contemplate risks, uncertainties, and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include among others, changes in, or arising from, the implementation of applicable laws and regulations or changes in laws and regulations affecting the education finance marketplace. Changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in such laws and regulations, changes in the demand for educational financing, or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environments, could also have a substantial impact on future results. Certain prior year amounts have been reclassified to conform to the current period presentation. For more information see our filings with the Securities and Exchange Commission.


CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                            Three months ended               Year ended
                                                               December 31,                  December 31,
                                                        --------------------------  --------------------------
                                                            2005          2004          2005           2004
                                                        ------------  ------------  -------------  -----------
                                                        (unaudited)    (unaudited)    (unaudited)
                                                               (dollars in thousands, except share data)
Interest income:
    Loan interest, excluding variable-rate floor income $   309,890   $   185,977   $   981,479   $   705,036
    Variable-rate floor income                                    -             -             -           348
    Amortization of loan premiums and deferred
       origination costs                                    (24,160)      (17,121)      (76,530)      (70,370)
    Investment interest                                      17,616         6,012        44,259        17,762
                                                        ------------  ------------  ------------  ------------
      Total interest income                                 303,346       174,868       949,208       652,776

Interest expense:
    Interest on bonds and notes payable                     222,066        84,670       620,111       254,610
                                                        ------------  ------------  ------------  ------------
      Net interest income                                    81,280        90,198       329,097       398,166

Less provision (recovery) for loan losses                     1,473           477         7,030          (529)
                                                        ------------  ------------  ------------  ------------
      Net interest income after provision (recovery)
         for loan losses                                     79,807        89,721       322,067       398,695
                                                        ------------  -------------  ------------  ------------
Other income:
    Loan and guarantee servicing income                      43,180        26,708       152,493       100,130
    Other fee-based income                                   12,755         1,668        35,641         7,027
    Software services income                                  2,410         2,530         9,169         8,051
    Other income                                              2,650         2,237         8,032         9,321
    Derivative market value adjustments                      21,554        27,291        95,854       (11,918)
    Derivative settlements, net                               2,041       (14,751)      (17,008)      (34,140)
                                                        ------------  ------------  ------------  ------------
      Total other income                                     84,590        45,683       284,181        78,471
                                                        ------------  ------------  ------------  ------------
Operating expenses:
    Salaries and benefits                                    49,117        31,802       172,732       133,667
    Other expenses                                           44,156        27,703       140,092       100,316
    Amortization of intangible assets                         4,828         2,336         9,479         8,768
                                                        ------------  ------------  ------------  ------------
      Total operating expenses                               98,101        61,841       322,303       242,751
                                                        ------------  ------------  ------------  ------------
      Income before income taxes                             66,296        73,563       283,945       234,415

Income tax expense                                           23,246        26,395       102,220        85,236
                                                        ------------  ------------  ------------  ------------

      Net income before minority interest                    43,050        47,168       181,725       149,179
Minority interest in net earnings of subsidiaries              (374)            -          (603)            -
                                                        ------------  ------------  ------------  ------------
      Net income                                        $    42,676   $    47,168   $   181,122   $   149,179
                                                        ============  ============  ============  ============
      Earnings per share, basic and diluted             $      0.79   $      0.88   $      3.37   $      2.78
                                                        ============  ============  ============  ============
Weighted average shares outstanding                      53,915,812    53,662,152    53,761,727    53,648,605


CONDENSED CONSOLIDATED BALANCE SHEETS AND FINANCIAL DATA

                                                      As of December 31,
                                                  -----------------------------
                                                       2005           2004
                                                  -------------  --------------
                                                   (unaudited)
                                                      (dollars in thousands)
Assets:
    Student loans receivable, net                 $ 20,260,807   $ 13,461,814
    Cash, cash equivalents, and investments          1,645,797      1,302,954
    Goodwill                                            99,535          8,522
    Intangible assets, net                             153,117         11,987
    Other assets                                       639,366        374,728
                                                  -------------  -------------
      Total assets                                $ 22,798,622   $ 15,160,005
                                                  =============  =============
Liabilities:
    Bonds and notes payable                       $ 21,673,620   $ 14,300,606
    Other liabilities                                  474,884        403,224
                                                  -------------  -------------
      Total liabilities                             22,148,504     14,703,830
                                                  -------------  -------------
Minority interest in subsidiaries                          626              -

Shareholders' equity                                   649,492        456,175
                                                  -------------  -------------
      Total liabilities and shareholders' equity  $ 22,798,622   $ 15,160,005
                                                  =============  =============

Return on average total assets                           1.00%          1.11%
Return on average equity                                 32.4%          39.7%


NON-GAAP BASE NET INCOME

We prepare financial statements in accordance with generally accepted accounting principles ("GAAP"). In addition to evaluating the Company's GAAP-based financial information, management also evaluates the Company on certain non-GAAP performance measures that we refer to as base net income. While base net income is not a substitute for reported results under GAAP, we provide base net income as additional information regarding our financial results.

Base net income, excluding certain special allowance yield adjustments and related hedging activity on the Company's portfolio of student loans earning a minimum special allowance payment of 9.5%, is used by management to develop the Company's financial plans, track results, and establish corporate performance targets.


The following table provides a reconciliation of GAAP net income to base net income and also reflects the earnings per share impact of certain special allowance yield adjustments and related hedging activity related to this 9.5% portfolio.

                                                 Three months ended          Year ended
                                                    December 31,             December 31,
                                              -----------------------  ------------------------
                                                 2005        2004         2005         2004
                                              -----------  ----------  -----------  -----------
                                                  (dollars in thousands, except share data)
GAAP net income                                $  42,676   $  47,168   $  181,122   $  149,179
Base adjustments:
     Derivative market value adjustments         (21,554)    (27,291)     (95,854)      11,918
     Amortization of intangible assets             4,828       2,336        9,479        8,768
     Variable-rate floor income                        -           -            -         (348)
                                              -----------  ----------  -----------  -----------
Total base adjustments before income taxes       (16,726)    (24,955)     (86,375)      20,338
Net tax effect (a)                                 6,356       9,483       32,823       (7,728)
                                              -----------  ----------  -----------  -----------
Total base adjustments                           (10,370)    (15,472)     (53,552)      12,610
                                              -----------  ----------  -----------  -----------
     Base net income                              32,306      31,696      127,570      161,789

Special allowance yield adjustments (b)          (11,352)    (13,402)     (48,841)    (106,842)
                                              -----------  ----------  -----------  -----------
     Base net income, excluding the special
          allowance yield adjustments (b)      $  20,954   $  18,294   $   78,729   $   54,947
                                              ===========  ==========  ===========  ===========
Earnings per share, basic and diluted:
     GAAP net income                           $    0.79   $    0.88   $     3.37   $     2.78
     Total base adjustments                        (0.19)      (0.29)       (1.00)        0.24
                                              -----------  ----------  -----------  -----------
          Base net income                           0.60        0.59         2.37         3.02

     Special allowance yield adjustments (b)       (0.21)      (0.26)       (0.91)       (2.00)
                                              -----------  ----------  -----------  -----------
          Base net income, excluding the
            special allowance
            yield adjustments (b)              $    0.39   $    0.33   $     1.46   $     1.02
                                              ===========  ==========  ===========  ===========

---------------------------------------------

(a) Tax effect computed at 38%.
(b) The special allowance yield adjustments are net of derivative settlements of $(1.1) million and $14.0 million for the three months ended
    December 31, 2005 and 2004 respectively, and $15.9 million and $31.2 million for the years ended December 31, 2005 and 2004 respectively, and the tax effect computed at 38%.

Our base net income is a non-GAAP financial measure and may not be comparable to similarly titled measures reported by other companies. The Company's base net income presentation does not represent another comprehensive basis of accounting. A more detailed discussion of the differences between GAAP and base net income follows.


DERIVATIVE MARKET VALUE ADJUSTMENTS: Base net income excludes the periodic unrealized gains and losses caused by the change in market value on those derivatives in which the Company does not qualify for hedge accounting. The Company maintains an overall interest rate risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. Derivative instruments that are primarily used as part of the Company's interest rate risk management strategy include interest rate swaps and basis swaps. Management has structured all of the Company's derivative transactions with the intent that each is economically effective. However, the Company's derivative instruments do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and thus may adversely impact earnings.

AMORTIZATION OF INTANGIBLE ASSETS: We exclude amortization of acquired intangibles in our base net income.

VARIABLE-RATE FLOOR INCOME: Loans that reset annually on July 1 can generate excess spread income as compared to the rate based on the special allowance payment formula in declining interest rate environments. We refer to this additional income as variable-rate floor income. Base net income excludes variable-rate floor income.

STUDENT LOANS RECEIVABLE

Student loans receivable includes all student loans owned by or on behalf of the Company and includes the unamortized cost of acquisition or origination less an allowance for loan losses. The following table describes the components of our loan portfolio:

                                                        As of December 31,
                                        ------------------------------------------------
                                                 2005                    2004
                                        -----------------------  -----------------------
                                                       Percent                 Percent
                                          Dollars     of Total     Dollars     of Total
                                        -----------  ----------  -----------  ----------
                                                     (dollars in thousands)
Federally insured:
    Stafford                           $ 6,434,655      31.8 %    $ 5,047,487     37.5 %
    PLUS/SLS                               376,042       1.8          252,910      1.9
    Consolidation                       13,005,378      64.2        7,908,292     58.7
Non-federally insured                       96,880       0.5           90,405      0.7
                                       ------------  ---------    ------------  --------
      Total                             19,912,955      98.3       13,299,094     98.8

Unamortized premiums and deferred
    origination costs                      361,242       1.8          169,992      1.3
Allowance for loan losses:
    Allowance - federally insured              (98)      0.0             (117)     0.0
    Allowance - non-federally insured      (13,292)     (0.1)          (7,155)    (0.1)
                                       ------------  ---------    ------------  --------
      Net                              $20,260,807     100.0 %    $13,461,814    100.0 %
                                       ============  =========    ============  ========

The following table sets forth the loans originated or acquired through each of our channels:

                                                  Three months ended              Year ended
                                                    December 31,                 December 31,
                                            -----------------------------  ---------------------------
                                                 2005         2004            2005         2004
                                            -------------  ------------  -------------  ------------
                                                               (dollars in thousands)
Beginning balance                           $ 16,185,721  $ 12,630,456   $ 13,299,094  $ 10,314,874
Direct channel:
    Consolidation loan originations            1,413,260       891,053      4,037,366     3,060,427
    Less consolidation of existing portfolio    (691,900)     (429,400)    (1,966,000)   (1,427,200)
                                            ------------- -------------  ------------- -------------
      Net consolidation loan originations        721,360       461,653      2,071,366     1,633,227
    Stafford/PLUS loan originations              152,996        57,370        720,545       279,885
Branding partner channel                         161,808       183,214      1,288,596       989,867
Forward flow channel                             251,940       157,789      1,153,125       780,803
Other channels                                   126,810        46,547        166,010       250,609
                                            ------------- -------------  ------------- -------------
    Total channel acquisitions                 1,414,914       906,573      5,399,642     3,934,391

Loans acquired in portfolio and
    business acquisitions                      3,071,479             -      3,071,479       136,138
Repayments, claims, capitalized
    interest, and other                         (759,159)     (237,935)    (1,857,260)   (1,086,309)
                                            ------------- -------------  ------------- -------------
Ending balance                              $ 19,912,955  $ 13,299,094   $ 19,912,955  $ 13,299,094
                                            ============= =============  ============= =============

INTEREST RATE SENSITIVITY

The following table shows the Company's student loan assets currently earning at a fixed rate as of December 31, 2005:


                       Borrower/
        Fixed            lender         Estimated
       interest         weighted        variable            Balance
         rate            average        conversion          of fixed
        range            yield            rate (a)         rate assets
      ---------     ---------------   --------------     --------------
                                                         (in thousands)
      7.0 - 8.0%         7.51 %           4.87  %       $     384,111
       > 8.0             8.54             5.90              1,039,890
      9.5 floor yield    9.50             6.86              3,484,864
                                                        --------------
                                                         $  4,908,865
                                                        =============

      -----------------------

      (a) The estimated variable conversion rate is the estimated short-term interest rate at which loans would convert to variable rate.

As a portion of the Company's student loan assets earn a fixed rate, management uses fixed-rate debt and interest rate swaps to reduce the economic effect of interest rate volatility. As of December 31, 2005, the Company had fixed-rate debt of $519 million (excluding the Company's unsecured debt of $275 million). The following table summarizes the notional values and weighted average interest rates of the Company's outstanding derivative instruments used to hedge the fixed-rate student loan portfolio as of December 31, 2005 (dollars in thousands):


                                                  Weighted
                                     Fixed/        Average
                                    floating        fixed
                      Maturity       swaps        rate (a)
                ------------------  -----------  ----------

                2006               $   612,500        2.99 %
                2007                   512,500        3.42
                2008                   462,500        3.76
                2009                   312,500        4.01
                2010                 1,137,500        4.25
                2012                   275,000        4.31
                2013                   525,000        4.36
                                    -----------  ----------
                     Total         $ 3,837,500        3.88 %
                                    ===========  ==========

                -----------------------

                (a) This amount represents the weighted average fixed interest rate paid by the Company on these interest rate swaps



STUDENT LOAN SERVICING
The Company performs servicing activities for its own portfolio and third parties. The following table summarizes the Company's loan servicing volumes:

                                                                  As of December 31,
                          --------------------------------------------------------------------------------------------------
                                               2005                                             2004
                          -----------------------------------------------   ------------------------------------------------
                            Company     %   Third Party    %     Total       Company     %    Third Party    %     Total
                          ----------- ----- -----------  ----- ----------   ---------- ------ ------------ ------ ----------
                                                               (dollars in millions)
FFELP and private loans     $ 16,969   63%    $ 10,020    37%   $ 26,989     $ 11,888    56%      $ 9,188    44%   $ 21,076
Canadian loans (in U.S. $)         -    -        8,139   100%      8,139            -      -        7,213   100%      7,213
                          -----------       -----------        ----------   ----------        ------------        ----------

Total                       $ 16,969   48%    $ 18,159    52%   $ 35,128     $ 11,888    42%     $ 16,401    58%   $ 28,289
                          ===========       ===========        ==========   ==========        ============        ==========

STUDENT LOAN SPREAD

The following table analyzes the student loan spread on our portfolio of student loans. This table represents the spread on assets earned in conjunction with the liabilities used to fund the assets, including the effects of net derivative settlements.

                                                       Three Months Ended              Year Ended
                                                         December 31,                  December 31,
                                                    -------------------------   ------------------------
                                                        2005        2004           2005         2004
                                                    ----------- ------------   -----------  ------------
Student loan yield                                        7.30 %       6.37 %        6.90 %        6.55 %
Consolidation rebate fees                                (0.68)       (0.61)        (0.65)        (0.58)
Premium and deferred origination costs amortization      (0.52)       (0.53)        (0.49)        (0.60)
                                                     ------------ -----------   -----------  ------------
Student loan net yield                                    6.10         5.23          5.76          5.37
Student loan cost of funds (a)                           (4.27)       (2.87)        (3.75)        (2.25)
                                                    ------------  -----------   -----------  ------------
Student loan spread                                       1.83         2.36          2.01          3.12
Special allowance yield adjustments, net of
   settlements on derivatives (b)                        (0.39)       (0.67)        (0.50)        (1.46)
                                                   ------------  -----------   -----------  ------------
Core student loan spread                                  1.44 %       1.69 %        1.51 %        1.66 %
                                                   ============  ===========   ===========  ============

Average balance of student loans (in thousands)    $18,567,481  $12,918,661   $15,716,388   $11,809,663
Average balance of debt outstanding (in thousands)  19,993,539   13,856,084    16,759,511    12,822,524

------------------------------------------------

(a) The student loan cost of funds includes the effects of the net settlement costs on the Company's derivative instruments.

(b) The special allowance yield adjustments represent the impact on net spread had loans earned at statutorily defined rates under a taxable financing. The special allowance yield adjustments have been reduced by net settlements on derivative instruments that were used to hedge this loan portfolio earning the excess yield.